As filed with the Securities and
               Exchange Commission on March 3, 2000
                        File No. 000-24989


                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549


                           Amendment to
                             FORM 8-K

                         Current Report
       Pursuant to Section 13 or 15(d) of the Exchange Act

                Date of Report: March 17, 2000


                  AMERICAS POWER PARTNERS, INC.
      (Exact Name of Registrant as Specified in its Charter)


                             COLORADO
          (State or Other Jurisdiction of Incorporation)


      000-24989                               05-0499526
(Commission File Number)                (I.R.S. Employer Identification No.)



105 East First Street, Hinsdale, IL              60521
(Address of Principal Executive Offices)       (Zip Code)


(630) 325-9101
(Registrant's Telephone Number, Including Area Code)



                       CHUHAK &TECSON, P.C.
              225 WEST WASHINGTON STREET, SUITE 1300
                      CHICAGO, IL 60606-3418
       ---------------------------------------------------
             (Name and Address of agent for service)

      ------------------------------------------------------

                    FORWARD LOOKING STATEMENTS

     -------------------------------------------------------

THIS FORM 8-K AND OTHER STATEMENTS ISSUED OR MADE FROM TIME TO TIME BY AMERICAS POWER PARTNERS, INC. (HEREINAFTER REFERRED TO AS "APPI" AND/OR "COMPANY" AND/OR "REGISTRANT") OR ITS REPRESENTATIVES CONTAIN STATEMENTS WHICH MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

FIFTEEN U.S.C.A. SECTIONS 77Z-2 AND 78U-5 (SUPP. 1996). THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF APPI AND MEMBERS OF ITS MANAGEMENT TEAM AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED.

PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS CURRENTLY KNOWN TO MANAGEMENT THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS ARE SET FORTH IN THE SAFE HARBOR COMPLIANCE STATEMENT FOR FORWARD-LOOKING STATEMENTS INCLUDED AS EXHIBIT 99.1 TO THIS FORM 8-K, AND ARE HEREBY INCORPORATED HEREIN BY REFERENCE. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS OR CHANGES TO FUTURE OPERATING RESULTS OVER TIME.

INFORMATION INCLUDED IN THIS REPORT


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

This Current Report on Form 8-K relates to the Common Stock of Americas Power Partners, Inc., a Colorado corporation (the "Company"), which has its principal corporate offices at 105 East First, Suite 101, Hinsdale, IL 60521.

Armstrong International, Inc., the Armstrong International Employees Pension Plan, Merrill Armstrong and Douglas Bloss (collectively the "Shareholders"), have purchased Series A Convertible shares in the Company, terms and conditions more fully defined below.

The following table sets forth the membership of the Shareholders and ownership of its Americas Power Partners, Inc. common stock:

Beneficial Ownership.

                                                         No. of Shares
                                                         Beneficially Owned

Armstrong International, Inc.                            1,542,793
2081 SE Ocean Boulevard, 4th Floor
Stuart, FL  34996-3376

Armstrong International Employees Pension Plan             266,667
C/O Armstrong International, Inc.
2081 SE Ocean Boulevard, 4th Floor
Stuart, FL  34996-3376

Merrill Armstrong                                          775,046
C/O Armstrong International, Inc.
2081 SE Ocean Boulevard, 4th Floor
Stuart, FL  34996-3376

Douglas Bloss                                              125,013
C/O Armstrong International, Inc.
2081 SE Ocean Boulevard, 4th Floor
Stuart, FL  34996-3376

The Shareholders hold the securities described herein in connection with the purchase of a Series A Preferred Stock of Americas Power Partners, Inc. on January 31, 2000 pursuant to a Series A Preferred Stock Purchase Agreement. The Series A Preferred shares were purchased at $1.46/share and have the right of conversion into an equal number of shares of Common Stock of the Registrant.

The Shareholders have sole power to direct the vote of these shares and sole power to direct the disposition of such shares.


ITEMS  3 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.


ITEM 5.  OTHER EVENTS.

                  Americas Power Partners, Inc.
                Executive Summary of Business Plan

     The Company's authorized capital consists of 40,000,000 shares of Common Stock, without a par value. Each common share is entitled to one vote at the meetings of shareholders. All Common Shares are equal to each other with respect to liquidation rights and dividends rights. There are no preemptive rights to purchase any additional Common Shares. The Articles of Incorporation of the Company prohibit cumulative voting on the election of directors.

     Americas Power Partners, Inc. will develop, own and operate power plant systems (steam, electric, compressed air, chilled water and condensate return) for industrial, institutional, and commercial clients. The Company has formed strategic alliances with other companies in the areas of fuel supply, power plant optimization, operations and maintenance and electric power marketing.

     The Company's strategic vision is to purchase mid size "in the fence" power generation facilities from industrial, institutional and commercial users and provide applicable utility requirements under long term contracts. The Company optimizes utility costs for the end users by upgrading generation facilities and providing solution for lower cost utilities. Through our expert management team and strategic partners we provide the end-user: monetization of existing power plant systems, competitive cost of power commodities, utility systems upgraded to "Best in Class", reliable supply of utilities, and transfer of operations and maintenance services.

      The Company responds to these needs by offering our project implementation services. The Company directly benefits by taking a working interest participation in the most viable projects. The interactions and services will develop into strategic partnerships with the most qualified small developers and independent power proponents.

      The Company's corporate headquarters are located at 105 E. First Street, Hinsdale, IL 60521. The Company's transfer agent is American Securities Transfer, Inc., 1825 Lawrence Street, Ste 444 Denver, CO 80020 (303) 298-5370.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Not Applicable

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



AMERICAS POWER PARTNERS, INC.

By:  /s/ Mark A. Margason

________________________________
MARK A. MARGASON
Chief Executive Officer

Date: March 17, 2000

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                    Date


/s/David W. Pequet            President & Director          March 17, 2000

/s/Theodore Bogard            Vice President & Director     March 17, 2000



               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                    --------------------------

                             EXHIBITS

                                TO

                             FORM 8-K

                 CURRENT REPORT FILED PURSUANT TO
               THE SECURITIES EXCHANGE ACT OF 1934

                   ---------------------------

                  AMERICAS POWER PARTNERS, INC.


                          EXHIBIT INDEX

     Exhibit No.    Exhibit


##   2.1            Articles of Merger between Oak Brook Capital II, Inc. and
                    Americas Power Partners, Inc., dated August 17, 1999;

##   2.2            Plan of Merger dated August 17, 1999;

#    3(a)           Articles of Incorporation

#    3(b)           Bylaws

#    4(a)           Agreements Defining Certain Rights of Shareholders

#    4(b)           Specimen Stock Certificate

     7              Not applicable

     9              Not applicable

##   10.1           Issuance of Restricted Shares from Authorized Shares


Exhibit No.         Exhibit

##   10.2           Opinion to Transfer Agent Authorizing Issuance of Restricted
                    Shares from Authorized Shares

x    10.3           Series A Convertible Stock Purchase Agreement

     11             Not applicable

     14             Not applicable

     16             Not applicable

##   20.1           Board of Director's Resolution's authorizing merger and name change from Oak Brook Capital II, Inc. to Americas Power
                    Partners, Inc.;

     21             Not applicable

x    23.1           Consent of Counsel
                    (contained in Exhibit 5.1)

x    24.1           Consent of Dennis W. Bersch, CPA.

     27             Financial Data Schedule

     28             Not applicable

#    99.1           Safe Harbor Compliance Statement
____________________________

     x    filed herewith

     # incorporated herein by reference from Registrant's Third Amendment to Form 10SB12G, filed July 29, 1999.

     ## incorporated herein by reference from Registrant's Form 8-K/A filed on October 29, 1999